UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21563

Eaton Vance Short Duration Diversified Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

Item 1. Reports to Stockholders

Annual Report October 31, 2005

EATON VANCE
SHORT
DURATION
DIVERSIFIED
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

MANAGEMENT‘S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance

•                  Based on net asset value (NAV) per share for the period from inception on February 28, 2005 through October 31, 2005, the Fund had a total return of 1.71%. This return resulted from a decrease in NAV per share from $19.10 (offering price, less all commissions) on February 28, 2005 to $18.57 on October 31, 2005, and the reinvestment of $0.780 in monthly distributions.(1)

•                  Based on share price (traded on the New York Stock Exchange), the Fund had a total return of -11.98% during the period from inception on February 28, 2005 through October 31, 2005. That return was the result of a decrease in share price from $19.10 (offering price, less all commissions) on February 28, 2005 to $16.07 on October 31, 2005 and the reinvestment of $0.780 in monthly distributions.(1)

•                  The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions.

Management Discussion

•                  In pursuing the Fund’s objective, the Fund’s investments have been allocated primarily to seasoned mortgage- backed securities (MBS), senior secured loans, instruments tied to foreign exchange, and short-term holdings of cash and Treasuries.

•                  During the period, the Federal Reserve raised shortterm interest rates several times. As a result, two-year Treasury yields increased by 80 basis points (0.8 percentage points) and five-year Treasury yields moved up 40 basis points. These increases detracted from the returns of fixed-rate bonds of similar maturity, since bond prices move in the opposite direction of interest rates. In contrast, the Fund’s bank loan holdings generally performed well. The rise in rates caused the interest rates on the Fund’s loans, which are reset periodically, to also increase. Due to relatively stable credit conditions and continued tight demand/supply factors, prices for bank loans were relatively stable.

•                  Within the MBS segment, the Fund’s investments remained focused on seasoned MBS, which are mortgages that have older origination dates than the average for the overall MBS market. These securities typically have more predictable prepayment rates, which can enable them to produce more stable returns. The Fund’s seasoned MBS holdingsgenerally performed well relative to the overall MBS market, but the rise in interest rates still detracted from their absolute returns. Mortgage prepayment rates fell to approximately 25% by October 31, 2005, well below their peak of approximately 50% in December 2003, contributing to positive MBS returns during the period.

•                  In the foreign obligations portion of the Fund, the Euro, Yen, and currencies tied to them declined by roughly 10% relative to the U.S. Dollar. While the U.S. Federal Reserve Board raised short-term interest rates from 2.5% to 3.75%, European and Japanese central banks left their rates unchanged at 2% and 0%, respectively. The Fund held positions in the currencies of several countries in Europe, Asia, and Latin America. These positions often took the form of long and short forward currency contracts, where the short contract would be designed to reduce the exposure to moves in the U.S. Dollar created by the long contract. This hedging strategy successfully protected the Fund from advances in the Dollar, versus reference currencies that otherwise could have hurt the Fund’s performance. On a regional basis, Latin America was the stand-out performer due to an increase in global liquidity and high commodity prices. Eastern Europe, on the other hand, experienced a setback on the road to convergence when France rejected the European constitution.

Shares of the Fund are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1) Share price and net asset value on 2/28/05 are calculated assuming an offering price of $20.00, less the sales load of $0.90 per share paid by the shareholder.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Performance(1)

Average Annual Total Return (by share price, NYSE)
Life of Fund (2/28/05)	-11.98%

Average Annual Total Return (at net asset value)
Life of Fund (2/28/05)	1.71%

(1)       Share price and net asset value on 2/28/05 are calculated assuming an offering price of $20.00, less the sales load of $0.90 per share paid by the shareholder.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Allocations(2)

By total leveraged assets

(2)          Fund Allocations are as of 10/31/05 and are as a percentage of the Fund’s total leveraged assets. Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the notional value of long and short forward foreign currency contracts and other foreign obligation derivatives held by the Fund. Fund Allocations as a percentage of the Fund’s net assets amounted to 155% as of 10/31/05. Fund Allocations are subject to change due to active management. The following Portfolio of Investments is reported based on a percentage of total net assets. Please refer to definition of total leveraged assets within the Notes to Financial Statements included herein.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 60.7%(1)
Principal Amount		Borrower/Tranche Description	Value
Aerospace and Defense — 1.4%
Delta Air Lines, Inc.
$425,000		Term Loan, 12.89%, Maturing March 16, 2008	$434,208
Dresser Rand Group, Inc.
976,902	EUR	Term Loan, 4.44%, Maturing October 29, 2011	1,181,053
Hexcel Corp.
822,222		Term Loan, 5.81%, Maturing March 1, 2012	830,958
K&F Industries, Inc.
620,476		Term Loan, 6.38%, Maturing November 18, 2012	627,844
Standard Aero Holdings, Inc.
753,846		Term Loan, 6.25%, Maturing August 24, 2012	763,505
Vought Aircraft Industries, Inc.
181,818		Term Loan, 6.09%, Maturing December 22, 2010	184,119
812,406		Term Loan, 6.59%, Maturing December 22, 2011	821,648
			$4,843,335
Air Transport — 0.2%
United Airlines, Inc.
$722,935		DIP Loan, 7.96%, Maturing December 31, 2005	$731,746
			$731,746
Automotive — 4.2%
Accuride Corp.
$781,136		Term Loan, 6.18%, Maturing January 31, 2012	$787,190
Affina Group, Inc.
945,482		Term Loan, 6.40%, Maturing November 30, 2011	947,402
Axletech International Holding, Inc.
425,000		Term Loan, 12.25%, Maturing April 21, 2013	429,250
CSA Acquisition Corp.
380,458		Term Loan, 6.06%, Maturing December 23, 2011	382,836
612,042		Term Loan, 6.06%, Maturing December 23, 2011	615,867
Dayco Europe S.R.I.
946,582	EUR	Term Loan, 4.40%, Maturing June 21, 2010	1,136,603
Dura Operating Corp.
647,000		Term Loan, 7.44%, Maturing May 3, 2011	651,044
Exide Technologies
1,530,376	EUR	Term Loan, 7.37%, Maturing May 5, 2010	1,846,756
Federal-Mogul Corp.
361,345		Term Loan, 6.33%, Maturing December 31, 2005	340,380
420,728		Term Loan, 6.58%, Maturing December 31, 2005	396,843
Goodyear Tire & Rubber Co.
635,000		Term Loan, 7.06%, Maturing April 30, 2010	641,284
500,000		Term Loan, 7.81%, Maturing March 1, 2011	497,125

Principal Amount		Borrower/Tranche Description	Value
Automotive (continued)
R.J. Tower Corp
$370,000		DIP Revolving Loan, 7.25%, Maturing February 2, 2007	$377,014
Tenneco Automotive, Inc.
963,141		Term Loan, 6.08%, Maturing December 12, 2009	979,244
418,922		Term Loan, 6.11%, Maturing December 12, 2010	425,926
The Goodyear Dunlop Tires
1,000,000	EUR	Term Loan, 4.52%, Maturing April 30, 2010	1,201,742
Trimas Corp.
992,503		Term Loan, 7.69%, Maturing December 31, 2009	1,003,255
TRW Automotive, Inc.
992,500		Term Loan, 4.94%, Maturing October 31, 2010	1,000,068
992,500		Term Loan, 5.25%, Maturing June 30, 2012	1,003,149
			$14,662,978
Beverage and Tobacco — 1.1%
Alliance One International, Inc.
$248,750		Term Loan, 6.73%, Maturing May 13, 2010	$248,750
Constellation Brands, Inc.
1,174,167		Term Loan, 5.66%, Maturing November 30, 2011	1,188,331
Culligan International Co.
495,000		Term Loan, 6.47%, Maturing September 30, 2011	501,394
National Dairy Holdings, L.P.
497,500		Term Loan, 6.08%, Maturing March 15, 2012	501,542
National Distribution Company
250,000		Term Loan, 10.56%, Maturing June 22, 2010	250,625
Southern Wine & Spirits of America, Inc.
995,000		Term Loan, 5.53%, Maturing May 31, 2012	1,005,365
			$3,696,007
Building and Development — 3.8%
Biomed Realty, L.P.
$660,000		Term Loan, 6.11%, Maturing May 31, 2010	$660,825
General Growth Properties, Inc.
1,781,057		Term Loan, 5.61%, Maturing November 12, 2007	1,790,333
Hovstone Holdings, LLC
265,000		Term Loan, 6.29%, Maturing February 28, 2009	265,662
Kyle Acquisition Group, LLC
124,629		Term Loan, 6.06%, Maturing July 20, 2008	126,187
115,371		Term Loan, 6.06%, Maturing July 20, 2010	116,813
Lion Gables Realty Limited. Partners
421,816		Term Loan, 5.63%, Maturing September 30, 2006	424,083
LNR Property Corp.
1,469,955		Term Loan, 6.73%, Maturing February 3, 2008	1,481,898

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
MAAX Corp.
$634,116	Term Loan, 6.75%, Maturing June 4, 2011	$630,946
Mueller Group, Inc.
625,000	Term Loan, 6.40%, Maturing October 3, 2012	634,096
NCI Building Systems, Inc.
746,134	Term Loan, 4.94%, Maturing June 18, 2010	750,098
Newkirk Master, L.P.
956,392	Term Loan, 6.02%, Maturing August 11, 2008	970,738
Nortek, Inc.
994,975	Term Loan, 5.92%, Maturing August 27, 2011	1,006,666
Panolam Industries Holdings, Inc.
200,000	Term Loan, 6.77%, Maturing September 30, 2012	203,000
Stile Acquisition Corp.
939,475	Term Loan, 6.20%, Maturing April 6, 2013	937,073
Stile U.S. Acquisition Corp.
941,075	Term Loan, 6.20%, Maturing April 6, 2013	938,669
Sugarloaf Mills, L.P.
1,000,000	Term Loan, 5.79%, Maturing April 7, 2007	1,005,000
The Woodlands Community Property Co.
1,000,000	Term Loan, 6.11%, Maturing November 30, 2007	1,006,250
Trustreet Properties, Inc.
185,000	Term Loan, 5.86%, Maturing April 8, 2010	186,734
		$13,135,071
Business Equipment and Services — 0.9%
Affinion Group, Inc.
$560,000	Term Loan, 6.91%, Maturing October 17, 2012	$556,616
DynCorp International, LLC
497,500	Term Loan, 6.75%, Maturing February 11, 2011	499,573
Global Imaging Systems, Inc.
496,231	Term Loan, 5.38%, Maturing May 10, 2010	499,953
Protection One, Inc.
196,905	Term Loan, 6.91%, Maturing April 18, 2011	199,305
Sungard Data Systems, Inc.
997,500	Term Loan, 6.28%, Maturing February 11, 2013	1,007,418
US Investigations Services, Inc.
175,000	Term Loan, 6.57%, Maturing October 14, 2012	176,969
Williams Scotsman, Inc.
180,000	Term Loan, 6.66%, Maturing June 27, 2010	182,362
		$3,122,196

Principal Amount		Borrower/Tranche Description	Value
Cable and Satellite Television — 3.1%
Adelphia Communications Corp.
$497,364		DIP Loan, 6.31%, Maturing March 31, 2006	$499,851
Charter Communications Operating, LLC
2,496,896		Term Loan, 7.25%, Maturing April 27, 2010	2,496,479
Iesy Hessen GmbH and Co., KG
2,000,000	EUR	Term Loan, 4.88%, Maturing February 14, 2013	2,408,932
NTL Investment Holdings Ltd.
1,000,000	GBP	Term Loan, 7.59%, Maturing April 13, 2011	1,776,003
UGS Corp.
1,854,662		Term Loan, 6.08%, Maturing March 31, 2012	1,884,222
UPC Broadband Holdings B.V.
1,500,000	EUR	Term Loan, 4.67%, Maturing September 30, 2012	1,786,339
			$10,851,826
Chemicals and Plastics — 4.3%
Basell Af S.A.R.L.
$208,333		Term Loan, 6.58%, Maturing August 1, 2013	$211,914
41,667		Term Loan, 6.58%, Maturing August 1, 2013	42,365
208,333		Term Loan, 7.24%, Maturing August 1, 2014	212,175
41,667		Term Loan, 7.24%, Maturing August 1, 2014	42,418
Brenntag AG
1,423,099	EUR	Term Loan, 5.41%, Maturing December 9, 2012	1,714,809
Celanese Holdings, LLC
992,751	EUR	Term Loan, 4.44%, Maturing April 6, 2011	1,204,426
995,471		Term Loan, 6.31%, Maturing April 6, 2011	1,011,150
Gentek, Inc.
717,575		Term Loan, 6.61%, Maturing February 25, 2011	723,315
Hexion Specialty Chemicals, Inc.
35,000		Term Loan, 3.16%, Maturing May 31, 2012	35,481
152,917		Term Loan, 6.38%, Maturing May 31, 2012	155,019
210,173		Term Loan, 6.56%, Maturing May 31, 2012	213,063
Huntsman, LLC
1,138,552		Term Loan, 5.72%, Maturing August 16, 2012	1,145,973
Innophos, Inc.
712,065		Term Loan, 6.21%, Maturing August 13, 2010	720,818
Invista B.V.
859,502		Term Loan, 6.31%, Maturing April 29, 2011	874,006
372,909		Term Loan, 6.31%, Maturing April 29, 2011	379,202
Kraton Polymer, LLC
746,203		Term Loan, 6.42%, Maturing December 23, 2010	758,328
PQ Corp.
995,000		Term Loan, 6.06%, Maturing February 11, 2012	1,003,084
Professional Paint, Inc.
243,590		Term Loan, 7.18%, Maturing September 30, 2011	245,417

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Rockwood Specialties Group
1,492,500	EUR	Term Loan, 5.19%, Maturing July 30, 2012	$1,811,264
Sigmakalon (BC) Holdco B.V.
8,871	EUR	Term Loan, 4.87%, Maturing September 9, 2013	10,625
173,632	EUR	Term Loan, 4.87%, Maturing September 9, 2013	207,967
317,498	EUR	Term Loan, 4.87%, Maturing September 9, 2013	380,283
107,857	EUR	Term Loan, 5.37%, Maturing September 9, 2014	129,185
30,222	EUR	Term Loan, 5.37%, Maturing September 9, 2014	36,198
26,409	EUR	Term Loan, 5.37%, Maturing September 9, 2014	31,631
335,513	EUR	Term Loan, 5.37%, Maturing September 9, 2014	401,860
Solo Cup Co.
$1,242,424		Term Loan, 6.44%, Maturing February 27, 2011	1,248,015
			$14,949,991
Clothing / Textiles — 0.2%
Propex Fabrics, Inc.
$462,975		Term Loan, 6.28%, Maturing December 31, 2011	$464,132
St. John Knits International, Inc.
153,292		Term Loan, 6.56%, Maturing March 23, 2012	155,591
The William Carter Co.
234,375		Term Loan, 5.72%, Maturing July 14, 2012	237,525
			$857,248
Conglomerates — 1.6%
Amsted Industries, Inc.
$907,101		Term Loan, 6.62%, Maturing October 15, 2010	$919,952
Euramax International, Inc.
167,105		Term Loan, 11.09%, Maturing June 28, 2013	164,599
82,895		Term Loan, 11.09%, Maturing June 28, 2013	81,651
Goodman Global Holdings, Inc.
497,494		Term Loan, 6.38%, Maturing December 23, 2011	505,267
Jarden Corp.
279,300		Term Loan, 5.69%, Maturing January 24, 2012	280,731
496,251		Term Loan, 6.02%, Maturing January 24, 2012	500,637
Johnson Diversey, Inc.
1,512,761		Term Loan, 5.46%, Maturing November 3, 2009	1,530,253
PP Acquisition Corp.
1,052,888		Term Loan, 6.34%, Maturing November 12, 2011	1,055,257
Rexnord Corp.
636,940		Term Loan, 6.15%, Maturing December 31, 2011	645,167
			$5,683,514

Principal Amount		Borrower/Tranche Description	Value
Containers and Glass Products — 2.1%
Berry Plastics Corp.
$1,249,157		Term Loan, 5.86%, Maturing June 30, 2010	$1,264,771
Graham Packaging Holdings Co.
1,240,625		Term Loan, 6.56%, Maturing October 7, 2011	1,257,684
500,000		Term Loan, 8.25%, Maturing April 7, 2012	510,000
Graphic Packaging International, Inc.
1,000,000		Term Loan, 6.52%, Maturing August 8, 2009	1,010,500
Owens-Illinois, Inc.
1,169,682	EUR	Term Loan, 3.87%, Maturing April 1, 2008	1,414,121
Smurfit-Stone Container Corp.
341,166		Term Loan, 2.10%, Maturing November 1, 2010	345,538
1,032,008		Term Loan, 5.72%, Maturing November 1, 2011	1,045,231
614,386		Term Loan, 5.88%, Maturing November 1, 2011	622,258
			$7,470,103
Cosmetics / Toiletries — 0.6%
American Safety Razor Co.
$497,500		Term Loan, 6.61%, Maturing February 28, 2012	$505,273
Prestige Brands, Inc.
746,304		Term Loan, 6.26%, Maturing April 7, 2011	756,566
Revlon Consumer Products Corp.
656,250		Term Loan, 9.86%, Maturing July 9, 2010	677,988
			$1,939,827
Drugs — 0.4%
Warner Chilcott Corp.
$782,674		Term Loan, 6.61%, Maturing January 18, 2012	$786,518
315,379		Term Loan, 6.77%, Maturing January 18, 2012	316,928
145,696		Term Loan, 6.77%, Maturing January 18, 2012	146,412
			$1,249,858
Ecological Services and Equipment — 0.7%
Allied Waste Industries, Inc.
$200,676		Term Loan, 4.02%, Maturing January 15, 2010	$202,000
531,068		Term Loan, 6.04%, Maturing January 15, 2012	534,598
Envirocare of Utah, LLC
330,795		Term Loan, 6.95%, Maturing April 15, 2010	337,273
Environmental Systems Products Holdings, Inc.
635,530		Term Loan, 7.49%, Maturing December 12, 2008	647,645
Sensus Metering Systems, Inc.
64,718		Term Loan, 6.44%, Maturing December 17, 2010	65,487
414,818		Term Loan, 6.45%, Maturing December 17, 2010	419,744

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Ecological Services and Equipment (continued)
Synagro Technologies, Inc.
$37,857		Term Loan, 0.00%, Maturing June 21, 2012(2)	$37,999
227,143		Term Loan, 6.17%, Maturing June 21, 2012	228,704
			$2,473,450
Electronics / Electrical — 1.4%
AMI Semiconductor, Inc.
$253,726		Term Loan, 5.58%, Maturing April 1, 2012	$255,206
Aspect Software, Inc.
250,000		Term Loan, 6.56%, Maturing September 22, 2010	251,719
Security Co., Inc.
746,226		Term Loan, 7.31%, Maturing June 30, 2010	751,822
Spectrum Brands, Inc.
2,000,000	EUR	Term Loan, 4.43%, Maturing February 7, 2012	2,409,974
Telcordia Technologies, Inc.
422,875		Term Loan, 6.36%, Maturing September 15, 2012	419,439
United Online, Inc.
388,889		Term Loan, 7.03%, Maturing December 13, 2008	390,833
Vertafore, Inc.
459,712		Term Loan, 6.57%, Maturing December 22, 2010	464,883
			$4,943,876
Equipment Leasing — 0.6%
Ashtead Group, PLC
$1,000,000		Term Loan, 6.06%, Maturing November 12, 2009	$1,010,833
Maxim Crane Works, L.P.
488,497		Term Loan, 9.63%, Maturing January 28, 2012	500,710
United Rentals, Inc.
84,034		Term Loan, 2.87%, Maturing February 14, 2011	84,864
413,865		Term Loan, 6.32%, Maturing February 14, 2011	417,952
			$2,014,359
Financial Intermediaries — 1.5%
AIMCO Properties, L.P.
$300,000		Term Loan, 5.72%, Maturing November 2, 2009	$302,812
1,500,000		Term Loan, 5.89%, Maturing November 2, 2009	1,520,157
Blitz F04-506 GmbH
500,000	EUR	Term Loan, 5.11%, Maturing June 30, 2014	608,607
Corrections Corp. of America
497,500		Term Loan, 5.84%, Maturing March 31, 2008	503,719
Fidelity National Information Solutions, Inc.
1,734,113		Term Loan, 5.69%, Maturing March 9, 2013	1,742,086

Principal Amount		Borrower/Tranche Description	Value
Financial Intermediaries (continued)
The Macerich Partnership, L.P.
$285,692		Term Loan, 5.66%, Maturing July 30, 2007	$286,228
260,000		Term Loan, 5.63%, Maturing April 25, 2010	261,950
			$5,225,559
Food Products — 1.5%
Acosta Sales Co., Inc.
$1,180,905		Term Loan, 5.98%, Maturing August 13, 2010	$1,195,666
Chiquita Brands, LLC
164,588		Term Loan, 6.57%, Maturing June 28, 2012	167,108
Dole Food Company, Inc.
245,641		Term Loan, 5.59%, Maturing April 18, 2012	247,974
Herbalife International, Inc.
495,000		Term Loan, 5.93%, Maturing December 21, 2010	501,961
Merisant Company
762,862	EUR	Term Loan, 5.49%, Maturing January 11, 2009	895,444
Michael Foods, Inc.
1,000,000		Term Loan, 6.59%, Maturing November 21, 2011	1,014,375
Nash-Finch Co.
500,000		Term Loan, 6.31%, Maturing November 12, 2010	503,125
Reddy Ice Group, Inc.
425,000		Term Loan, 5.87%, Maturing August 9, 2012	429,516
The Meow Mix Company
360,000		Term Loan, 7.09%, Maturing July 13, 2011	365,700
			$5,320,869
Food Service — 1.0%
Carrols Corp.
$483,823		Term Loan, 6.56%, Maturing December 31, 2010	$491,081
Denny's, Inc.
992,507		Term Loan, 7.30%, Maturing September 21, 2009	1,007,705
Domino's, Inc.
1,163,146		Term Loan, 5.81%, Maturing June 25, 2010	1,183,259
Jack in the Box, Inc.
980,391		Term Loan, 5.57%, Maturing January 8, 2011	989,889
			$3,671,934
Food / Drug Retailers — 0.7%
General Nutrition Centers, Inc.
$992,424		Term Loan, 6.80%, Maturing December 7, 2009	$1,006,897
The Jean Coutu Group (PJC), Inc.
1,488,722		Term Loan, 6.50%, Maturing July 30, 2011	1,507,215
			$2,514,112

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Forest Products — 1.6%
Boise Cascade Holdings, LLC
$1,385,185		Term Loan, 5.79%, Maturing October 29, 2011	$1,406,059
NewPage Corp.
962,588		Term Loan, 6.79%, Maturing May 2, 2011	972,213
RLC Industries Co.
1,446,290		Term Loan, 5.52%, Maturing February 24, 2010	1,455,329
Xerium Technologies, Inc.
1,590,483	EUR	Term Loan, 4.40%, Maturing May 18, 2012	1,919,288
			$5,752,889
Gaming — 0.1%
Resorts International Holdings, LLC
$195,000		Term Loan, 10.27%, Maturing April 26, 2013	$193,355
			$193,355
Healthcare — 5.0%
Alliance Imaging, Inc.
$493,429		Term Loan, 6.41%, Maturing December 29, 2011	$498,981
AMN Healthcare, Inc.
431,710		Term Loan, 7.02%, Maturing October 2, 2008	432,519
AMR HoldCo, Inc.
497,500		Term Loan, 6.28%, Maturing February 10, 2012	501,853
Carl Zeiss Topco GmbH
166,667		Term Loan, 6.95%, Maturing February 28, 2013	167,709
333,333		Term Loan, 7.45%, Maturing February 28, 2014	335,833
Colgate Medical, Ltd.
1,009,569		Term Loan, 6.01%, Maturing December 30, 2008	1,019,665
Community Health Systems, Inc.
992,481		Term Loan, 5.61%, Maturing August 19, 2011	1,006,231
Concentra Operating Corp.
575,000		Term Loan, 6.05%, Maturing September 30, 2011	582,367
Davita Inc.
1,725,000		Term Loan, 6.38%, Maturing October 5, 2012	1,752,552
Encore Medical IHC, Inc.
549,297		Term Loan, 6.62%, Maturing October 4, 2010	555,477
Envision Worldwide, Inc.
497,207		Term Loan, 9.01%, Maturing September 30, 2010	499,693
FHC Health Systems, Inc.
294,118		Term Loan, 9.87%, Maturing December 18, 2009	301,471
205,882		Term Loan, 11.87%, Maturing December 18, 2009	210,000
Healthsouth Corp.
445,758		Term Loan, 6.53%, Maturing June 14, 2007	448,405
53,125		Term Loan, 3.55%, Maturing March 21, 2010	53,440
Kinetic Concepts, Inc.
351,914		Term Loan, 5.78%, Maturing August 11, 2009	356,166

Principal Amount		Borrower/Tranche Description	Value
Healthcare (continued)
Knowledge Learning Corp.
$953,155		Term Loan, 6.59%, Maturing January 7, 2012	$958,318
Lifecare Holdings, Inc.
225,000		Term Loan, 6.13%, Maturing August 11, 2012	212,766
Lifepoint Hospitals, Inc.
1,699,154		Term Loan, 5.44%, Maturing April 15, 2012	1,711,746
Medcath Holdings Corp.
496,231		Term Loan, 6.29%, Maturing July 2, 2011	500,418
National Mentor, Inc.
982,523		Term Loan, 6.25%, Maturing September 30, 2011	994,804
Select Medical Holding Corp.
497,500		Term Loan, 5.57%, Maturing February 24, 2012	498,398
Sirona Dental Services GmbH
340,000	EUR	Term Loan, 4.61%, Maturing June 28, 2013	412,283
Sirona Dental Systems GmbH
160,000	EUR	Term Loan, 4.61%, Maturing June 28, 2013	194,016
Talecris Biotherapeutics, Inc.
248,750		Term Loan, 7.08%, Maturing March 31, 2010	249,372
Team Health, Inc.
498,932		Term Loan, 6.77%, Maturing March 23, 2011	500,180
Vanguard Health Holding Co., LLC
746,241		Term Loan, 6.21%, Maturing September 23, 2011	756,968
VWR International, Inc.
1,576,667	EUR	Term Loan, 4.94%, Maturing April 7, 2011	1,907,730
			$17,619,361
Home Furnishings — 0.4%
Oreck Corp.
$497,494		Term Loan, 6.78%, Maturing February 2, 2012	$499,359
Sealy Mattress Co.
933,628		Term Loan, 5.73%, Maturing April 6, 2012	943,257
			$1,442,616
Industrial Equipment — 0.9%
Alliance Laundry Holdings, LLC
$336,222		Term Loan, 6.14%, Maturing January 27, 2012	$341,161
Douglas Dynamics Holdings, Inc.
992,500		Term Loan, 6.02%, Maturing December 16, 2010	1,004,906
Gleason Corp.
468,418		Term Loan, 6.74%, Maturing July 27, 2011	474,273
MTD Products, Inc.
1,243,703		Term Loan, 5.63%, Maturing June 1, 2010	1,255,362
			$3,075,702

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Insurance — 0.5%
Conseco, Inc.
$877,725	Term Loan, 5.97%, Maturing June 22, 2010	$889,245
Hilb, Rogal & Hobbs Co.
970,169	Term Loan, 6.31%, Maturing December 15, 2011	981,690
		$1,870,935
Leisure Goods / Activities / Movies — 3.3%
24 Hour Fitness Worldwide, Inc.
$405,000	Term Loan, 6.78%, Maturing June 8, 2012	$411,834
Cinemark, Inc.
1,472,563	Term Loan, 5.43%, Maturing March 31, 2011	1,491,706
Fender Musical Instruments Co.
250,000	Term Loan, 8.72%, Maturing March 30, 2012	252,500
Loews Cineplex Entertainment Corp.
2,020,201	Term Loan, 6.17%, Maturing July 30, 2011	2,033,459
Metro-Goldwyn-Mayer Holdings, Inc.
2,165,000	Term Loan, 6.27%, Maturing April 8, 2012	2,185,975
Regal Cinemas Corp.
1,984,887	Term Loan, 6.02%, Maturing November 10, 2010	2,007,993
Six Flags Theme Parks, Inc.
1,489,943	Term Loan, 6.71%, Maturing June 30, 2008	1,508,301
Universal City Development Partners, Ltd.
992,500	Term Loan, 6.01%, Maturing June 9, 2011	1,006,353
WMG Acquisition Corp.
497,065	Term Loan, 5.85%, Maturing February 28, 2011	502,709
		$11,400,830
Lodging and Casinos — 2.2%
Isle of Capri Casinos, Inc.
$1,985,000	Term Loan, 5.84%, Maturing February 4, 2012	$2,008,262
Marina District Finance Co., Inc.
992,500	Term Loan, 5.91%, Maturing October 20, 2011	1,000,771
Penn National Gaming, Inc.
1,415,000	Term Loan, 6.08%, Maturing October 3, 2012	1,434,456
Pinnacle Entertainment, Inc.
400,000	Term Loan, 7.09%, Maturing August 27, 2010	404,500
Resorts International Holdings, LLC
719,808	Term Loan, 6.53%, Maturing April 26, 2012	721,068
Venetian Casino Resort, LLC
1,243,590	Term Loan, 5.77%, Maturing June 15, 2011	1,255,345
256,410	Term Loan, 5.77%, Maturing June 15, 2011	258,834
Wynn Las Vegas, LLC
500,000	Term Loan, 6.20%, Maturing December 14, 2011	505,938
		$7,589,174

Principal Amount	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals — 1.0%
Foundation Coal Corp.
$911,239	Term Loan, 5.85%, Maturing July 30, 2011	$927,502
Murray Energy Corp.
746,250	Term Loan, 6.86%, Maturing January 28, 2010	751,380
Novelis, Inc.
427,922	Term Loan, 5.46%, Maturing January 6, 2012	433,037
743,232	Term Loan, 5.46%, Maturing January 6, 2012	752,116
Trout Coal Holdings, LLC
500,000	Term Loan, 10.00%, Maturing March 23, 2012	504,375
		$3,368,410
Oil and Gas — 1.5%
El Paso Corp.
$1,234,940	Term Loan, 6.81%, Maturing November 23, 2009	$1,245,660
Kerr-McGee Corp.
357,000	Term Loan, 6.26%, Maturing May 24, 2007	358,020
922,688	Term Loan, 6.51%, Maturing May 24, 2011	926,955
LB Pacific, L.P.
716,400	Term Loan, 6.80%, Maturing March 3, 2012	729,833
Lyondell-Citgo Refining, L.P.
1,975,000	Term Loan, 5.51%, Maturing May 21, 2007	2,004,625
		$5,265,093
Publishing — 3.3%
American Media Operations, Inc.
$994,792	Term Loan, 6.81%, Maturing April 1, 2008	$1,006,812
CBD Media, LLC
882,353	Term Loan, 6.44%, Maturing December 31, 2009	895,588
Dex Media East, LLC
1,849,583	Term Loan, 5.78%, Maturing May 8, 2009	1,860,419
Dex Media West, LLC
901,078	Term Loan, 5.75%, Maturing March 9, 2010	906,459
Herald Media, Inc.
494,678	Term Loan, 6.78%, Maturing July 22, 2011	498,079
Liberty Group Operating, Inc.
982,562	Term Loan, 6.19%, Maturing February 28, 2012	992,593
Nebraska Book Co., Inc.
746,212	Term Loan, 6.70%, Maturing March 4, 2011	752,741
R.H. Donnelley Corp.
1,984,962	Term Loan, 5.70%, Maturing June 30, 2011	2,000,614
SP Newsprint Co.
652,602	Term Loan, 4.03%, Maturing January 9, 2010	663,207
265,823	Term Loan, 6.53%, Maturing January 9, 2010	270,142

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Publishing (continued)
World Directories ACQI Corp.
1,500,000	EUR	Term Loan, 5.38%, Maturing November 29, 2013	$1,814,183
			$11,660,837
Radio and Television — 2.4%
Adams Outdoor Advertising, L.P.
$488,066		Term Loan, 6.20%, Maturing October 15, 2011	$495,387
ALM Media Holdings, Inc.
497,500		Term Loan, 6.52%, Maturing March 5, 2010	498,329
DirecTV Holdings, LLC
836,667		Term Loan, 5.43%, Maturing April 13, 2013	845,033
Entravision Communications Corp.
325,000		Term Loan, 5.55%, Maturing September 29, 2013	327,844
Nexstar Broadcasting, Inc.
394,048		Term Loan, 5.77%, Maturing October 1, 2012	396,839
401,121		Term Loan, 5.77%, Maturing October 1, 2012	403,962
PanAmSat Corp.
359,864		Term Loan, 5.78%, Maturing August 20, 2010	363,810
188,162		Term Loan, 5.78%, Maturing August 20, 2010	190,225
Rainbow National Services, LLC
497,500		Term Loan, 6.63%, Maturing March 31, 2012	502,631
Raycom TV Broadcasting, Inc.
1,000,000		Term Loan, 6.06%, Maturing February 24, 2012	1,007,500
Spanish Broadcasting System, Inc.
300,000		Term Loan, 7.51%, Maturing June 10, 2013	304,500
TDF SA
305,762	EUR	Term Loan, 4.42%, Maturing March 11, 2013	371,042
305,762	EUR	Term Loan, 5.17%, Maturing March 11, 2014	372,324
388,476	EUR	Term Loan, 5.79%, Maturing March 11, 2015	474,167
Telewest Global Finance, LLC
1,000,000	GBP	Term Loan, 6.84%, Maturing December 22, 2012	1,771,983
Young Broadcasting, Inc.
249,375		Term Loan, 5.77%, Maturing November 3, 2012	251,505
			$8,577,081
Rail Industries — 0.1%
Railamerica, Inc.
$500,000		Term Loan, 5.90%, Maturing September 29, 2011	$508,750
			$508,750
Retailers (Except Food and Drug) — 1.4%
Harbor Freight Tools USA, Inc.
$982,108		Term Loan, 6.30%, Maturing July 15, 2010	$994,875
Josten's Corp.
979,381		Term Loan, 5.94%, Maturing October 4, 2010	995,756

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Mapco Express, Inc.
$249,375	Term Loan, 8.50%, Maturing April 28, 2011	$252,648
Movie Gallery, Inc.
249,375	Term Loan, 7.83%, Maturing April 27, 2011	244,413
Neiman Marcus Group, Inc.
250,000	Term Loan, 6.48%, Maturing April 5, 2013	251,625
Oriental Trading Co., Inc.
479,735	Term Loan, 6.31%, Maturing August 4, 2010	482,434
Stewert Enterprises, Inc.
946,994	Term Loan, 5.60%, Maturing November 19, 2011	959,423
Travelcenters of America, Inc.
750,000	Term Loan, 5.71%, Maturing November 30, 2008	758,906
		$4,940,080
Surface Transport — 0.1%
Sirva Worldwide, Inc.
$500,000	Term Loan, 7.53%, Maturing December 1, 2010	$480,750
		$480,750
Telecommunications — 3.3%
Alaska Communications Systems Holdings, Inc.
$500,000	Term Loan, 6.02%, Maturing February 1, 2011	$507,250
Centennial Cellular Operating Co., LLC
744,332	Term Loan, 6.34%, Maturing February 9, 2011	750,247
Consolidated Communications, Inc.
773,431	Term Loan, 6.17%, Maturing July 27, 2015	784,066
Fairpoint Communications, Inc.
2,000,000	Term Loan, 5.81%, Maturing February 8, 2012	2,022,750
Intelsat, Ltd.
993,744	Term Loan, 5.81%, Maturing July 28, 2011	1,004,096
Iowa Telecommunications Services
1,250,000	Term Loan, 5.71%, Maturing November 23, 2011	1,264,258
NTelos, Inc.
496,250	Term Loan, 6.53%, Maturing February 18, 2011	500,592
Qwest Corp.
800,000	Term Loan, 8.53%, Maturing June 4, 2007	826,166
SBA Senior Finance, Inc.
994,962	Term Loan, 7.89%, Maturing October 31, 2008	998,900
Stratos Global Corp.
500,000	Term Loan, 6.27%, Maturing December 3, 2011	501,719
Syniverse Holdings, Inc.
372,449	Term Loan, 6.03%, Maturing February 15, 2012	376,872
Triton PCS, Inc.
746,241	Term Loan, 7.34%, Maturing November 18, 2009	753,819

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Telecommunications (continued)
Valor Telecom Enterprise, LLC
$1,208,333		Term Loan, 5.80%, Maturing February 14, 2012	$1,224,732
			$11,515,467
Utilities — 2.3%
Allegheny Energy Supply Co., LLC
$898,295		Term Loan, 5.79%, Maturing March 8, 2011	$909,075
Cogentrix Delaware Holdings, Inc.
1,475,759		Term Loan, 5.78%, Maturing January 14, 2012	1,495,897
Covanta Energy Corp.
248,780		Term Loan, 3.86%, Maturing June 24, 2012	252,357
200,716		Term Loan, 6.96%, Maturing June 24, 2012	203,602
250,000		Term Loan, 9.52%, Maturing June 24, 2013	250,313
Energy Transfer Company, L.P.
515,000		Term Loan, 6.81%, Maturing June 16, 2008	519,957
KGen, LLC
189,050		Term Loan, 6.65%, Maturing August 5, 2011	188,814
NRG Energy, Inc.
546,875		Term Loan, 3.92%, Maturing December 24, 2011	550,749
697,852		Term Loan, 5.90%, Maturing December 24, 2011	702,794
Pike Electric, Inc.
525,827		Term Loan, 6.19%, Maturing July 1, 2012	532,400
Plains Resources, Inc.
497,500		Term Loan, 5.85%, Maturing December 17, 2010	505,274
Reliant Energy, Inc.
495,628		Term Loan, 6.11%, Maturing December 22, 2010	497,797
Texas Genco, LLC
436,269		Term Loan, 5.88%, Maturing December 14, 2011	438,451
1,053,577		Term Loan, 5.88%, Maturing December 14, 2011	1,058,845
			$8,106,325
	Total Senior, Floating Rate Interests (identified cost $214,683,245)		$212,725,514
Mortgage Pass-Throughs — 47.6%
Principal Amount (000's omitted)		Security	Value
Federal Home Loan Mortgage Corp.:
$9,152		7.00%, with maturity at 2013(3)	$9,542,309
27,073		8.00%, with various maturities to 2031(3)	29,131,489
13,585		8.50%, with various maturities to 2031	14,848,789
1,468		9.00%, with maturity at 2031	1,620,174

Principal Amount (000's omitted)		Security	Value
$548		9.50%, with maturity at 2017	$607,461
3,493		11.50%, with maturity at 2019	3,978,591
			$59,728,813
Federal National Mortgage Association:
$4,756		6.00%, with maturity at 2026	$4,844,148
17,723		6.50%, with maturity at 2018(3)	18,251,665
6,769		7.50%, with maturity at 2028	7,185,370
3,315		8.00%, with various maturities to 2023	3,572,059
786		8.50%, with maturity at 2027	857,413
627		9.00%, with maturity at 2028	691,104
7,952		9.50%, with maturity at 2031(3)	8,852,834
5,158		10.00%, with various maturities to 2031	5,843,414
			$50,098,007
Government National Mortgage Association:
$1,291		6.50%, with maturity at 2024	$1,339,023
1,262		8.00%, with maturity at 2017	1,354,896
6,813		9.00%, with maturity at 2026	7,574,420
1,978		11.00%, with maturity at 2018	2,255,782
			$12,524,121
Collateralized Mortgage Obligations:
$5,116		Federal Home Loan Mortgage Corp., Series 2137, Class Z, 6.00%, 3/15/29	$5,195,458
6,055		Federal Home Loan Mortgage Corp., Series 2167, Class BZ, 7.00%, 6/15/29	6,358,620
1,496		Federal Home Loan Mortgage Corp., Series 2214, Class NC, 11.054%, 8/15/21	1,672,196
8,705		Federal Home Loan Mortgage Corp., Series 2182, Class ZB, 8.00%, 9/15/29	9,320,738
480		Federal National Mortgage Association, Series 1989-89, Class H, 9.00%, 11/25/19	519,087
1,132		Federal National Mortgage Association, Series 1991-122, Class N, 7.50%, 9/25/21	1,186,529
8,375		Federal National Mortgage Association, Series 1993-84, Class M, 7.50%, 6/25/23	8,784,193
2,997		Federal National Mortgage Association, Series 1997-28, Class ZA, 7.50%, 4/20/27	3,182,201
2,774		Federal National Mortgage Association, Series 1997-38, Class N, 8.00%, 5/20/27	2,955,211
4,902		Federal National Mortgage Association, Series G-33, Class PT, 7.00%, 10/25/21	5,083,491
			$44,257,724
	Total Mortgage Pass-Throughs (identified cost $168,407,896)		$166,608,665

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Corporate Bonds & Notes — 0.8%
Principal Amount (000's omitted)		Security	Value
Financial Intermediaries — 0.1%
Centurion CDO 9 Ltd., Series 2005-9A
$500		8.26%, 7/17/19	$500,000
			$500,000
Radio and Television — 0.6%
Emmis Communications Corp., Sr. Notes, Class A, Variable Rate
$1,000		9.745%, 6/15/12	$1,007,500
Paxson Communications Corp., Variable Rate
1,000		6.349%, 1/15/10(4)	1,002,500
			$2,010,000
Telecommunications — 0.1%
Qwest Corp., Sr. Notes, Variable Rate
$200		7.12%, 6/15/13(4)	$212,000
			$212,000
	Total Corporate Bonds & Notes (identified cost $2,708,999)		$2,722,000
Sovereign Issues — 3.6%
Principal Amount (000's omitted)		Security	Value
Federal Republic of Brazil
8,408,000	BRL	12.50%, 1/5/16	$3,527,832
Republic of Colombia
16,246,000	COP	11.75%, 3/1/10	7,928,340
Socialist Republic of Vietnam
$1,000,000		6.875%, 1/15/16	991,875
	Total Sovereign Issues (identified cost $11,862,904)		$12,448,047
Commercial Paper — 0.2%

Principal Amount	Maturity Date	Borrower	Rate	Amount
$791,000	11/01/05	General Electric Capital Corp.	4.02%	$791,000
		Total Commercial Paper (at amortized cost $791,000)		$791,000

Short-Term Investments — 1.1%
Principal Amount	Maturity Date	Borrower	Rate	Amount
$3,985,000	11/01/05	Investors Bank and Trust Company Time Deposit	4.03%	$3,985,000

Total Short-Term Investments (at amortized cost $3,985,000)	$3,985,000
Gross Investments — 114.0% (identified cost $402,439,044)	$399,280,226
Less Unfunded Loan Commitments — (0.0)%	$(37,857)
Net Investments — 114.0% (identified cost $402,401,187)	$399,242,369
Other Assets, Less Liabilities — (14.0)%	$(49,096,770)
Net Assets — 100.0%	$350,145,599

BRL - Brazilian Real

COP - Colombian Peso

EUR - Euro

GBP - British Pound

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  All or a portion of these securities were on loan at October 31, 2005.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate value of the securities is $1,214,500 or 0.3% of the Fund's net assets.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value including $53,600,852 of securities on loan (identified cost, $402,401,187)	$399,242,369
Cash	3,228,328
Foreign currency, at value (cost $183,051)	182,818
Receivable for investments sold	649,597
Receivable from the Investment Adviser	146,913
Interest receivable	2,820,834
Prepaid expenses	11,248
Total assets	$406,282,107
Liabilities
Collateral for securities loaned	$54,015,490
Payable for investments purchased	982,230
Payable for open forward foreign currency contracts	478,045
Payable to affiliate for investment adviser fee	264,190
Payable for open swap contracts	200,791
Payable to affiliate for Trustees' fees	1,577
Other accrued expenses	194,185
Total liabilities	$56,136,508
Net Assets	$350,145,599
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 18,855,000 shares issued and outstanding	$188,550
Additional paid-in capital	358,920,252
Accumulated net realized loss (computed on the basis of identified cost)	(5,122,812)
Net unrealized depreciation (computed on the basis of identified cost)	(3,840,391)
Net Assets	$350,145,599
Net Asset Value
($350,145,599 ÷ 18,855,000 shares issued and outstanding)	$18.57

Statement of Operations

For the Period Ended
October 31, 2005(1)

Investment Income
Interest	$12,264,387
Security lending income, net	279,780
Total investment income	$12,544,167
Expenses
Investment adviser fee	$2,755,670
Trustees' fees and expenses	11,212
Custodian fee	168,545
Legal and accounting services	85,187
Transfer and dividend disbursing agent fees	55,209
Printing and postage	50,344
Organization expenses	15,000
Miscellaneous	28,109
Total expenses	$3,169,276
Deduct — Reduction of custodian fee	$16,385
Reduction of investment adviser fee	734,845
Expense reimbursement from investment adviser	15,000
Total expense reductions	$766,230
Net expenses	$2,403,046
Net investment income	$10,141,121
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(2,115,424)
Swap contracts	(268,447)
Foreign currency and forward foreign currency exchange contract transactions	1,554,841
Net realized loss	$(829,030)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(3,158,818)
Swap contracts	(200,791)
Foreign currency and forward foreign currency exchange contracts	(480,782)
Net change in unrealized appreciation (depreciation)	$(3,840,391)
Net realized and unrealized loss	$(4,669,421)
Net increase in net assets from operations	$5,471,700

(1)  For the period from the start of business, February 28, 2005, to October 31, 2005.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2005(1)
From operations — Net investment income	$10,141,121
Net realized loss from investment transactions, swap contracts, foreign currency and forward foreign currency exchange contract transactions	(829,030)
Net change in unrealized appreciation (depreciation) of investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(3,840,391)
Net increase in net assets from operations	$5,471,700
Distributions to shareholders — From net investment income	$(12,577,955)
Tax return of capital	(2,128,945)
Total distributions to shareholders	$(14,706,900)
Capital share transactions — Proceeds from sale of common shares(2)	$360,035,000
Offering costs(3)	(754,201)
Net increase in net assets from capital share transactions	$359,280,799
Net increase in net assets	$350,045,599
Net Assets
At beginning of period	$100,000
At end of period	$350,145,599

(1)  For the period from the start of business, February 28, 2005, to October 31, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $16,965,000.

(3)  Net of an expense reimbursement from affiliate. See Note 3.

Statement of Cash Flows

Increase (Decrease) in Cash	Period Ended October 31, 2005(1)
Cash Flows From (Used For) Operating Activities — Purchases of loan interests and corporate bonds	$(719,932,226)
Proceeds from sales and principal repayments	317,103,809
Interest received	13,046,865
Receivable from Investment Adviser	(146,913)
Prepaid expenses	(11,248)
Facilities fees received	56,313
Operating expenses paid	(1,943,094)
Increase in short-term investments	(4,776,000)
Increase in unfunded commitments	37,857
Net proceeds from securities lending	54,015,490
Foreign currency transactions	1,554,841
Swap contract transactions	(268,447)
Net cash used for operating activities	$(341,262,753)
Cash Flows From (Used For) Financing Activities — Cash distributions paid	$(14,706,900)
Common shares sold (excluding offering costs of $754,201)	359,280,799
Net cash from financing activities	$344,573,899
Net increase in cash	$3,311,146
Cash at beginning of period	$100,000
Cash at end of period	$3,411,146
Reconciliation of Net Increase in Net Assets From Operations to Net Cash Used For Operating Activities
Net increase in net assets from operations	$5,471,700
Increase in receivable for investments sold	(649,597)
Increase in interest receivable	(2,820,834)
Increase in prepaid expenses	(11,248)
Increase in receivable from Investment Adviser	(146,913)
Increase in payable to affiliate	265,767
Increase in payable for swaps	200,791
Increase in other accrued expenses	194,185
Increase in proceeds from securities lending	54,015,490
Foreign currency transactions	478,045
Increase in payable for investments purchased	982,230
Net increase in investments	(399,242,369)
Net cash used for operating activities	$(341,262,753)

(1)  For the period from the start of business, February 28, 2005, to October 31, 2005.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Period Ended October 31, 2005(1)
Net asset value — Beginning of period(3)	$19.100
Income (loss) from operations
Net investment income(2)	$0.540
Net realized and unrealized loss	(0.250)
Total income from operations	$0.290
Less distributions
From net investment income	$(0.667)
From tax return of capital	(0.113)
Total distributions	$(0.780)
Offering costs charged to paid-in capital(2)	$(0.040)
Net asset value — End of period	$18.570
Market value — End of period	$16.070
Total Investment Return on Net Asset Value(4)	1.71%
Total Investment Return on Market Value(4)	(11.98)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$350,146
Ratios (As a percentage of average daily net assets):
Net expenses	1.02	%(5)
Net expenses after custodian fee reduction	1.01	%(5)
Net investment income	4.26	%(5)
Portfolio Turnover	89%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	1.33	%(5)
Expenses after custodian fee reduction	1.32	%(5)
Net investment income	3.95	%(5)
Net investment income per share(2)	$0.501

(1)  For the period from the start of business, February 28, 2005, to October 31, 2005.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Annualized.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated April 15, 2004. The Fund's investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. The Fund pursues its objectives by investing its assets primarily in; senior, secured floating-rate loans made to corporate and other business entities (Senior Loans); bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies (Foreign Obligations); and mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers. These investments may consist of derivatives. Senior Loans are typically of below investment grade quality, as may be certain Foreign Obligations and other Fund investments. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Fund's investments include interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser, EatonVance Management (EVM), under procedures established by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on this assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine the fair value, such as when only a portion of the borrower's assets are likely to be sold. In conducting its assessment and analyses, for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS")) normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in 60 days or less, are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. OTC options are valued at the mean between the bid and asked price provided by dealers. Financial futures contracts listed on commodity exchanges and exchange traded options are valued at closing settlement prices.

Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices.

Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service.

Securities for which there is no such quotation or valuations and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

B  Income — Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $5,051,488 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2013.

D  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E  Unfunded Loan Commitments — The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit an amount (initial margin) either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Fund.

If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

L  Credit Default Swaps — The Fund may enter into credit default swaps for investment and risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have made a stream of payments and received no benefit from the contract reducing exposure to

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

the credit by the notional amount of the contract. When the Fund is the seller of a credit default swap contract, it receives a stream of payments, but is obligated to pay par value of the notional amount of the contract upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

M  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of the securities sold.

N  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

O  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains, if any. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. In certain circumstances, a portion of distributions to shareholders may be characterized as a return of capital for federal income tax purposes. As portfolio and market conditions change, the rate of distributions and the Fund's distribution policy could change. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate primarily to the different treatment for paydown gain/losses on mortgage-backed securities, foreign currency, swaps and the method for amortizing premiums.

The tax character of distributions paid for the period from the start of business, February 28, 2005 to October 31, 2005 was as follows:

Distributions declared from:
Ordinary Income	$12,577,955
Return of Capital	$2,128,945

During the period from the start of business, February 28, 2005, to October 31, 2005, accumulated distributions in excess of net investment income was decreased by $2,436,834, accumulated net realized loss was increased by $4,293,782 and paid-in capital was increased by $1,856,948. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized depreciation	$(4,133,570)
Capital loss carryover	$(5,051,488)
Other temporary differences	$221,855

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.75% of the Fund's average daily total leveraged assets, was earned by EVM as compensation for management and investment advisory services rendered to the Fund. "Total leveraged assets" means the value of all assets of the Fund (including assets acquired with financial leverage), plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

foreign currencies, issuers or markets held by the Fund, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. The advisory agreement provides that if investment leverage exceeds 40% of the Fund's total leveraged assets, the Adviser will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2005, the Fund's investment leverage represents 36% of total leveraged assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in Foreign Obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position.

The "notional value" of a forward foreign currency contract or a futures contract or swap based upon foreign currencies, issuers or markets for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into. This amount remains constant throughout the life of the derivative contract. However, the negative or positive payment obligations of the Fund under the derivative contract are marked-to-market on a daily basis and are reflected in the Fund's net assets.

For the period from the start of business, February 28, 2005, to October 31, 2005, the fee was equivalent to 0.75% (annualized) of the Fund's average daily total leveraged assets, and 1.16% (annualized) of the Fund's average daily net assets, for such period and amounted to $2,755,670. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% (annualized) of average daily total leveraged assets of the Fund for the first five full years of the Fund's operations, 0.15% of average daily total leveraged assets of the Fund in year six, 0.10% in year seven and 0.05% in year eight. For the period from the start of business, February 28, 2005, to October 31, 2005, the Investment Adviser waived $734,845 of its advisory fee.

EVM has agreed to reimburse the Fund for all Fund organizational costs and the amount by which the aggregate of all of the Fund's offering costs exceeds $0.04 per share. For the period, from the start of business, February 28, 2005, to October 31, 2005, EVM reimbursed the Fund $15,000 in organizational costs and $146,913 in offering costs, respectively.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns on mortgage-backed securities, for the period from the start of business, February 28, 2005, to October 31, 2005, were as follows:

Purchases
Investments (non-U.S. Government)	$305,028,869
U.S. Government Securities	415,698,687
$720,727,556
Sales
Investments (non-U.S. Government)	$67,780,898
U.S. Government Securities	249,972,787
$317,753,685

5  Securities Lending Agreement

The Fund has established a securities lending agreement in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received and amounted to $685,663 for the period from the start of business, February 28, 2005, to October 31, 2005. At October 31, 2005, the value of the securities loaned and the value of the collateral amounted to $53,600,852 and

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

$54,015,490, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended October 31, 2005(1)
Sales	18,855,000
Net increase	18,855,000

(1)  For the period from the start of business, February 28, 2005, to October 31, 2005.

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$402,694,366
Gross unrealized appreciation	$1,417,067
Gross unrealized depreciation	(4,869,064)
Net unrealized depreciation	$(3,451,997)

The unrealized depreciation on foreign currency, swaps and forward contracts at October 31, 2005 on a federal income tax basis was $681,573.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers.

Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

9  Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts, and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2005 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date(s)	Deliver	In exchange for	Net Unrealized Appreciation (Depreciation)
11/21/05	British Pound	United States Dollar
	2,004,157	3,527,757	$(19,315)
11/10/05	Euro 2,840,000	United States Dollar 3,422,200	19,121
11/21/05	Euro 23,678,274	United States Dollar 28,376,540	(13,206)
			$(13,400)

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Purchases

Settlement Date(s)	Acquire	In exchange for	Net Unrealized Appreciation (Depreciation)
11/2/05	Euro	Polish Zloty
	5,790,446	23,200,000	$(70,382)
11/25/05	Icelandic Krona 545,174,800	Euro 7,514,470	(102,653)
11/9/05	Indonesian Rupiah 21,000,000,000	United States Dollar 2,072,846	3,895
11/14/05	Indonesian Rupiah 37,000,000,000	United States Dollar 3,696,673	(52,071)
11/14/05	Polish Zloty 11,921,880	Euro 3,038,505	(42,200)
11/18/05	Polish Zloty 17,663,000	Euro 4,494,402	(55,203)
11/30/05	Polish Zloty 5,477,052	Euro 1,397,599	(23,218)
10/27/06	Romanian Leu 28,500,000	Euro 7,730,849	(117,772)
11/14/05	Slovakia Koruna 111,000,000	Euro 2,848,403	(7,128)
11/25/05	Slovakia Koruna 737,548,840	Euro 18,945,124	(74,677)
11/14/05	Turkish Lira 10,097,900	United States Dollar 7,438,600	5,615
11/29/05	Turkish Lira 10,000,000	United States Dollar 7,270,612	71,149
			$(464,645)

At October 31, 2005, the Fund had sufficient cash and/or securities to cover potential obligations arising from open forward contracts.

The Fund has entered into credit default swaps whereby the Fund is buying exposure to an increase in credit spreads for the underlying instrument. The maximum payouts are limited to the notional amount of each swap.

Credit Default Swaps

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
10,000,000	USD	3/20/2010	Agreement with Credit Suisse First Boston dated 3/05/2005 whereby the Fund will pay 2.01% per year times the notional amount. In exchange for that periodic payment, upon a default event involving Turkish sovereign issues, Credit Suisse First Boston agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to Credit Suisse First Boston.	$(102,313)
10,000,000	USD	3/20/2010	Agreement with JP Morgan Chase Bank dated 3/05/2005 whereby the Fund will pay 2.00% per year times the notional amount. In exchange for that periodic payment, upon a default event involving Turkish sovereign issues, JP Morgan Chase Bank agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to JP Morgan Chase Bank.	$(98,478)
				$(200,791)

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Short Duration Diversified
Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversifed Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2005, the related statements of operations and cash flows, the statement of changes in net assets and the financial highlights for the period from the start of business, February 28, 2005, to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of October 31, 2005, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Short Duration Diversified Income Fund at October 31, 2005, and the results of its operations and cash flows, the changes in its net assets and the financial highlights for the period from the start of business, February 28, 2005 to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Short Duration Diversified Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in shares (the Shares) of the Fund. You may participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Short Duration Diversified Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Short Duration Diversified Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2005, our records indicate that there are 14 registered shareholders and approximately 11,460 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is EVG.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Prior to approving the investment advisory agreement (the "Advisory Agreement") between Eaton Vance Short Duration Diversified Income Fund (the "Fund") and Eaton Vance Management ("Eaton Vance" or the "Adviser"), the Special Committee of the Fund's Board of Trustees considered, among other things, the following:

•  A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance;

•  Information on the relevant peer group(s) of funds;

•  The economic outlook and the general investment outlook in the relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the Adviser;

•  Arrangements regarding the distribution of Fund shares;

•  The procedures used to determine the fair value of the Fund's assets;

•  The allocation of brokerage and the benefits received by the Adviser as the result of brokerage allocation; including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

•  The terms of the Advisory Agreement, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

•  Operating expenses (including transfer agency expenses) to be paid to third parties; and

•  Information to be provided to investors, including the Fund's shareholders.

In evaluating the Advisory Agreement between the Fund and Eaton Vance, the Special Committee reviewed material furnished by Eaton Vance at the initial Board meeting held on January 14, 2005, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement.

The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

The Special Committee was aware of the unusual nature of the management fee and the ways in which this fee differs from more traditional closed-end fund fee structures. In particular, the Special Committee was aware of and carefully considered the concept of "total leveraged assets." The Special Committee recognized that this will result in the payment of a fee based, in part, upon an amount consisting of notional exposures created by foreign forward currency contracts, futures contracts and swap agreements based upon foreign currencies, issuers or markets ("Foreign Synthetic Instruments"). The Special Committee was aware that this would cause the management fee borne by Common Shareholders to increase to the extent that the Adviser invests in such instruments.

The Special Committee believed that this fee structure is appropriate in the context of the Fund's specific investment program. In this regard, the Special Committee considered the advantages to the Fund's investment program of increasing investment exposure in the Fund's Foreign Obligations component through investments in Foreign Synthetic Instruments. The Adviser explained and the Special Committee considered the economic equivalence, and the similarities from an investment management perspective, of investments in Foreign Synthetic Instruments as compared, for example, to making foreign bank deposits or investing in foreign government debt obligations. The Adviser explained and the Special Committee also considered that, to make direct Foreign Obligation investments (such as foreign deposits or purchasing foreign debt securities), the Fund would have to deploy assets that could otherwise be utilized in the other two components of the Fund's investment program.

The Adviser also explained and the Special Committee considered that the Fund is designed to use leverage as part of its on-going investment strategy. The Adviser represented to the Special Committee that, if the Fund were to invest in direct Foreign Obligations on a leveraged basis through more conventional means, such as borrowings or the issuance of preferred shares, the Fund would incur significant additional costs not involved in obtaining these exposures through the use of Foreign Synthetic Instruments. In the case of borrowings, the Fund would be required to pay certain facility set up costs as well as interest on borrowed funds. These amounts would be borne by Common Shareholders. In the case of issuing preferred shares, Common Shareholders would bear the offering costs of such securities (including selling commissions), as well as the required periodic dividend payments. Preferred shares also provide substantially less flexibility and substantially higher costs in adjusting the level of leverage utilized from time-to-time. The Adviser explained and the Special Committee considered that the creation of leverage through investments in Foreign Synthetic Instruments can be expected to be more efficient and cost effective than the alternatives.

The Adviser also explained, and the Special Committee considered, that the analysis and work by the Adviser in connection with direct foreign investments is demanding and requires substantial expertise and that the analysis and work required in creating notional exposures through investments in Foreign Synthetic Instruments is similarly demanding and requires substantially the same level of expertise. The Adviser also explained, and the Special Committee considered, that substantial expertise is required in connection with creating investment leverage through lines of credit or issuances of preferred Stock and that substantial expertise is also required in creating leverage through Foreign Synthetic Instruments. Accordingly, the Special Committee concluded that it would be appropriate to compensate the Adviser for the exposures created by investing in Foreign Synthetic Instruments to the same extent as the Adviser would be

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

compensated were the Adviser to create leverage and invest directly in foreign investments. The Special Committee also considered the potential conflicts of interest that may arise from the proposed method of compensating the Adviser and the manner in which these potential conflicts would be managed. In this regard, the Special Committee requested and the Adviser agreed to net long and short exposures in the same currency in determining "total leveraged assets" for purposes of calculating the fee so that the Adviser would only receive fees based upon the actual investment exposures created for the Fund. The Special Committee also considered the manner in which the Adviser would "segregate" or otherwise identify specific assets to cover the Fund's obligations with respect to Foreign Synthetic Instruments and the limitations resulting from such actions on the extent to which the Fund would be able to leverage its exposures through such investments. The Special Committee requested, and the Adviser agreed to provide periodic reports to the Special Committee on the manner in which fees with respect to these exposures are calculated as a means of further monitoring such potential conflicts. The Special Committee was advised by its independent legal counsel during these deliberations.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement, including the fee structure (described herein) is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into an Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, whereby the Adviser (and not the Fund) would pay Merrill Lynch, Pierce, Fenner & Smith Incorporated to provide upon request certain market data and reports to support shareholder services pursuant to the agreement.

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. (Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.)

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/19/41	Trustee and Vice President	Trustee until 2006. 3 years. Trustee and Vice President since 2004	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2006. 3 years. Trustee since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Chairman of the Board and Trustee	Until 2006. 3 years. Trustee since 2004 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Until 2007. 3 years. Trustee since 2004	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2007. 3 years. Trustee since 2004	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Until 2008. 3 years. Trustee since 2004	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2008. 3 years. Trustee since 2004	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Until 2008. 3 years. Trustee since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2005	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Christine Johnston 11/9/72	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2004	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Fund since 2004.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on July 18, 2005. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

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Investment Adviser of Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche

200 Berkeley Street
Boston, MA 02116

Eaton Vance Short Duration Diversified Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2319-12/05  CE-SDDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal year ended October 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	10/31/05

Audit Fees	$53,005

Audit-Related Fees(1)

Tax Fees(2)	8,400

All Other Fees(3)

Total	$61,405

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended October 31, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	10/31/05*

Registrant	$8,400

Eaton Vance(1)	$329,084

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

* Fund commenced operations February 28, 2005

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 9.    Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics –Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Thomas E. Faust Jr
Thomas E. Faust Jr.
President

Date:	December 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 20, 2005

By:	/s/ Thomas E. Faust Jr
Thomas E. Faust Jr.
President

Date:	December 20, 2005